As filed with the Securities and Exchange Commission on September 29, 2000.

                                                                      File Nos.
                                                                        2-30203
                                                                       811-1608

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.
                                   -----


      Post-Effective Amendment No.  42                         (X)
                                   -----

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.    27                                     (X)
                     -----

                          FRANKLIN HIGH INCOME TRUST
                          --------------------------
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                          --------------

       MURRAY L. SIMPSON, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
       -----------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)
[x]  on October 1, 2000 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




Prospectus


FRANKLIN'S
AGE HIGH
INCOME FUND

Franklin High Income Trust

CLASS A, B & C


INVESTMENT STRATEGY  Income

OCTOBER 1, 2000


[Insert Franklin Templeton Ben Head]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.






CONTENTS

THE FUND


[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


 2  Goals and Strategies

 4  Main Risks

 8  Performance

10  Fees and Expenses

12  Management

13  Distributions and Taxes

14  Financial Highlights


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


16 Choosing a Share Class

20 Buying Shares

23 Investor Services

26 Selling Shares

28 Account Policies

31 Questions


FOR MORE INFORMATION


[Begin callout]

WHERE TO LEARN MORE ABOUT THE FUND
[End callout]


Back Cover

THE FUND


[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        ---------------------

GOALS The Fund's principal investment goal is to earn a high level of income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund mainly invests in high yield, lower rated debt securities.

Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk.

[Begin callout]
The Fund invests mainly in high yield, lower rated debt securities.
[End callout]

A debt security represents an obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These include bonds, notes, and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero coupon bonds," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade. As of May 31, 2000, approximately 91.7% of the Fund's net assets were invested in lower rated and comparable unrated debt securities. Investment grade debt securities are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P(R)) and Moody's Investors Service (Moody's). The Fund may buy both rated and unrated debt securities including securities rated below B by Moody's or S&P. The Fund does not intend to buy unrated securities that are comparable to securities rated below B by Moody's or S&P.

The Fund's manager is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. As a "bottom-up" investor, the manager focuses primarily on individual securities. The manager also considers sectors when choosing investments. Because issuers of lower rated bonds tend to be heavily represented in particular sectors, the Fund, from time to time, may have significant positions in one or more sectors such as telecommunications.

In selecting securities for the Fund's investment portfolio, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. The manager considers a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

The Fund may invest in securities issued by companies and governments in any foreign country, developed or developing. Foreign securities held by the Fund generally will be denominated in U.S. dollars and traded on U.S. markets.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, commercial paper, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                      ------------

CREDIT An issuer of a debt security may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.


Such companies typically do not have the track record needed to receive an investment grade rating (including companies in relatively new industries such as the telecommunications sector), have borrowed to finance acquisitions or to expand their operations, are seeking to refinance their debt at lower rates, or have been downgraded due to financial difficulties.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. In addition, banks may tighten their credit standards, which may make it difficult for companies with weaker balance sheets to have access to capital to continue operations or refinance their outstanding debt. If an issuer defaults because it stops making interest and/or principal payments, payments on the securities may never resume because such securities are generally unsecured and are often subordinated to other creditors of the issuer. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality debt securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.


INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A debt security may be prepaid (called) before maturity. Debt securities are more likely to be called when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

ZERO COUPON BONDS Zero coupon bonds are especially sensitive to changes in interest rates, and their prices generally are more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield debt securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and increase volatility. In fact, short-term volatility and significant declines in these markets are not uncommon.

SECTOR FOCUS - TELECOMMUNICATIONS COMPANIES Because the Fund may from time to time have significant investments in one or a few sectors, it will have more risk than a fund that always maintains broad sector diversification. The telecommunications sector has historically been volatile due to the rapid pace of product change and development. The wireless telecommunications industry is in its early developmental stages, and is predominantly characterized by emerging, rapidly growing companies. The securities prices of companies operating within the telecommunications sector are potentially subject to abrupt or erratic movements. In addition, the activities of telecommunications companies fall under international, federal and state regulations. These companies may be adversely affected by changes in government regulations. Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefited, many companies may be adversely affected in the future.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/

[Insert bar graph]



-14.45%  48.27%  16.64%  17.63%  -1.54%  18.67%  14.21%  12.09%  1.52%   .048%
90        91       92      93      94      95      96      97      98      99
                                    YEAR

[Begin callout]
BEST QUARTER:
Q1 '91  20.38%

WORST QUARTER:
Q3 '90 -10.68%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999


                                           1 YEAR       5 YEARS      10 YEARS
-------------------------------------------------------------------------------
AGE High Income Fund - Class A/2/         -3.70%        8.17%          9.79%
CS First Boston High Yield Index/3/        3.28%        9.08%         11.06%

                                                                       SINCE
                                                                      INCEPTION
                                                        1 YEAR        (1/1/99)
-------------------------------------------------------------------------------
AGE High Income Fund - Class B/2/                      -3.60%          -3.60%
CS First Boston High Yield Index/3/                     3.28%           3.28%

                                                                       SINCE
                                                                      INCEPTION
                                                        1 YEAR        (5/16/95)
-------------------------------------------------------------------------------
AGE High Income Fund - Class C/2/                      -2.00%           6.78%
CS First Boston High Yield Index/3/                     3.28%           7.91%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2000, the Fund's year-to-date return was -1.49% for Class A.


2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1,
1994,  Class  A  implemented  a  Rule  12b-1  plan,  which  affects   subsequent
performance.

3. Source: Standard & Poor's Micropal. The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                             CLASS A     CLASS B       CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price                 4.25%       4.00%         1.99%
  Load imposed on purchases                  4.25%       None          1.00%
  Maximum deferred sales charge (load)       None/1/     4.00%/2/      0.99%/3/

Please see "Choosing a Share Class" on page 16 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                           CLASS A      CLASS B       CLASS C
-------------------------------------------------------------------------------
Management fees                              0.45%       0.45%         0.45%
Distribution and service (12b-1) fees        0.14%       0.65%         0.65%
Other expenses                               0.15%       0.15%         0.15%
                                          -------------------------------------
Total annual Fund operating expenses         0.74%       1.25%         1.25%
                                          =====================================


1. Except for investments of $1 million or more (see page 16) and purchases by certain retirement plans without an initial sales charge.

2. Declines to zero after six years.

3. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

- You invest $10,000 for the periods shown;
- Your investment has a 5% return each year; and
- The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR     3 YEARS     5 YEARS   10 YEARS
-------------------------------------------------------------------------------
If you sell your shares at the
 end of the period:

CLASS A                             $497/1/     $651         $819     $1,304
CLASS B                             $527        $697         $886     $1,370/2/
CLASS C                             $325        $493         $779     $1,596
If you do not sell your shares:
CLASS B                             $127        $397         $686     $1,370/2/
CLASS C                             $226        $493         $779     $1,596


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.


The team responsible for the Fund's management is:


R. MARTIN WISKEMANN, SENIOR VICE PRESIDENT OF ADVISERS

Mr. Wiskemann has been a manager of the Fund since 1972 and has more than 30 years' experience in the securities industry.

CHRISTOPHER MOLUMPHY CFA, SENIOR VICE PRESIDENT OF ADVISERS

Mr. Molumphy has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1988.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2000, the Fund paid 0.45% of its average monthly net assets to the manager for its services.


[Insert graphic of dollar

signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to pay a dividend at least monthly, on or about the 15th day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution, and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, the Fund's distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.


[Begin callout]
BACKUP WITHHOLDING
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.



[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.



CLASS A                                              YEAR ENDED MAY 31,
--------------------------------------------------------------------------------------------------------
                                                 2000         1999/3/      1998       1997         1996
--------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year               2.69          2.98       2.90        2.79        2.77
                                           -------------------------------------------------------------
  Net investment income/1/                        .26           .26        .26         .26         .25
  Net realized and unrealized gains
  (losses)                                       (.39)         (.29)       .08         .11         .03
                                           -------------------------------------------------------------
Total from investment operations                 (.13)         (.03)       .34         .37         .28
                                           -------------------------------------------------------------
Less distributions from net investment
  income                                         (.26)         (.26)      (.26)       (.26)       (.26)
                                           -------------------------------------------------------------
Net asset value, end of year                     2.30          2.69       2.98        2.90        2.79
                                           =============================================================
Total return (%)/2/                             (5.01)        (.74)      12.32       14.09       10.75

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)         2,442,432    3,108,209   3,236,134   2,638,914   2,183,738
Ratios to average net assets: (%)
 Expenses                                         .74          .72         .70         .71         .70
 Net investment income                          10.28         9.40        9.04        9.31        9.04
Portfolio turnover rate (%)                     18.79        27.55       29.69       20.01       19.87

CLASS B
-------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year               2.68         2.76
                                           ------------------------------
  Net investment income/1/                        .24          .11
  Net realized and unrealized gains
  (losses)                                       (.37)        (.08)
                                           ------------------------------
Total from investment operations                 (.13)        (.03)
                                           ------------------------------
Less distributions from net investment
 income                                          (.25)        (.11)
                                           ------------------------------
Net asset value, end of year                     2.30         2.68
                                           ==============================
Total return (%)/2/                             (5.49)       (1.29)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)            69,565       26,095
Ratios to average net assets: (%)
 Expenses                                        1.25         1.24/4/
 Net investment income                           9.85         8.41/4/
Portfolio turnover rate (%)                     18.79        27.55


CLASS C                                              YEAR ENDED MAY 31,
------------------------------------------ -------------- ------------- ------------ ---------- --------
                                               2000           1999/3/     1998        1997        1996
--------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year               2.69         2.98        2.90        2.79        2.77
                                           -------------------------------------------------------------
  Net investment income/1/                        .25          .25         .25         .25         .25
  Net realized and unrealized gains
  (losses)                                       (.38)        (.29)        .08         .11         .02
                                           -------------------------------------------------------------
Total from investment operations                 (.13)        (.04)        .33         .36         .27
                                           -------------------------------------------------------------
Less distributions from net investment
  income                                         (.25)        (.25)       (.25)       (.25)       (.25)
                                           -------------------------------------------------------------
Net asset value, end of year                     2.31         2.69        2.98        2.90        2.79
                                           =============================================================
Total return (%)/2/                             (5.46)        (.93)      11.69       13.41       10.06

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)           367,151      487,196     394,612     151,073      46,064

Ratios to average net assets: (%)
 Expenses                                        1.25         1.24        1.23        1.25        1.25
 Net investment income                           9.76         8.89        8.51        8.75        8.50
Portfolio turnover rate (%)                     18.79        27.55       29.69       20.01       19.87

1. Based on average shares outstanding effective year ended May 31, 2000.
2. Total return does not include sales charges, and is not annualized.
3. For the period January 1, 1999 (effective date) to May 31, 1999 for Class B.
4. Annualized.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A                              CLASS B                            CLASS C
--------------------------------------------------------------------------------------------------------
o Initial sales charge of 4.25%   o No initial sales charge           o Initial sales charge of 1%
  or less

o Deferred sales charge of 1%     o Deferred sales charge of 4%       o Deferred sales charge of 1%
  on purchases of $1 million or     on shares you sell within the       on shares you sell within 18
  more sold within 12 months        first year, declining to 1%         months
                                    within six years and eliminated
                                    after that

o Lower annual expenses than      o Higher annual expenses than       o Higher annual expenses than
  Class B or C due to lower         Class A (same as Class C) due       Class A (same as Class B) due
  distribution fees                 to higher distribution fees.        to higher distribution fees. No
                                    Automatic conversion to Class A     conversion to Class A shares,
                                    shares after eight years,           so annual expenses do not
                                    reducing future annual expenses.    decrease.



SALES CHARGES - CLASS A

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF       WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE     OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                          4.25                     4.44
$100,000 but under $250,000             3.50                     3.63
$250,000 but under $500,000             2.50                     2.56
$500,000 but under $1 million           2.00                     2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 19), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 18).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.15% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES                            THIS % IS DEDUCTED FROM
WITHIN THIS MANY YEARS AFTER BUYING THEM           YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------------------
1 Year                                                       4
2 Years                                                      4
3 Years                                                      3
4 Years                                                      3
5 Years                                                      2
6 Years                                                      1
7 Years                                                      0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 18). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                  THE SALES CHARGE
                                   MAKES UP THIS %         WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT     OF THE OFFERING PRICE   OF YOUR NET  INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                     1.00                       1.01

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C
The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 24 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS
If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]



o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.


o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.


REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.


If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.


[Insert graphic of a paper with lines and someone writing] BUYING SHARES
                                                           -------------
MINIMUM INVESTMENTS
-------------------------------------------------------------------------------
                                          INITIAL                ADDITIONAL
-------------------------------------------------------------------------------

Regular accounts                          $1,000                 $50
------------------------------------------------------------------ ------------

Automatic investment plans                $50 ($25 for an        $50 ($25 for an
                                          Education IRA)         Education IRA)

-------------------------------------------------------------------------------
UGMA/UTMA accounts                        $100                   $50
-------------------------------------------------------------------------------
Retirement accounts                       no minimum             no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
-------------------------------------------------------------------------------
IRAs, IRA rollovers, Education
IRAs or Roth IRAs                         $250                   $50
-------------------------------------------------------------------------------
Broker-dealer sponsored wrap a
ccount programs                           $250                   $50
-------------------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                  $100                   $50
-------------------------------------------------------------------------------

PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 23). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES

-----------------------------------------------------------------------------------
                                 OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------
[Insert graphic of              Contact your investment    Contact your investment
hands shaking] THROUGH          representative             representative
YOUR INVESTMENT
REPRESENTATIVE
-----------------------------------------------------------------------------------

[Insert graphic of              If you have another        Before requesting a
phone]                          Franklin Templeton         telephone purchase,
BY PHONE                        fund account with          please make sure we
(Up to $100,000                 your bank account          have your bank
per day)                        information on file,       account information
1-800/632-2301                  you may open a new         on file. If we do not
                                account by phone.          have this information,
                                                           you will need to send
                                To make a same day         written instructions with
                                investment, please         your bank's name and
                                call us by 1:00 p.m.       address, a voided
                                Pacific time or the        check or savings
                                close of the New York      account deposit slip,
                                Stock Exchange,            and a signature
                                whichever is earlier.      guarantee if the bank
                                                           and Fund accounts do
                                                           not have at least one
                                                           common owner.

                                                           To make a same day
                                                           investment, please
                                                           call us by 1:00 p.m.
                                                           Pacific time or the
                                                           close of the New York
                                                           Stock Exchange, whichever
                                                           is earlier.

------------------------------------------------------------------------------------
                                Make your check            Make your check
[Insert graphic of              payable to AGE             payable to AGE
envelope]                       High Income Fund.          High Income Fund
BY MAIL                                                    Include your account
                                Mail the check and         number on the check.
                                your signed
                                application to             Fill out the deposit
                                Investor Services.         slip from your
                                                           account statement. If
                                                           you do not have a
                                                           slip, include a note
                                                           with your name, the
                                                           Fund name, and your
                                                           account number.

                                                           Mail the check and
                                                           deposit slip or note
                                                           to Investor Services.
-------------------------------------------------------------------------------------
[Insert graphic of              Call to receive a          Call to receive a
three lightning bolts]          wire control number        wire control number
BY WIRE                         and wire instructions.     and wire instructions.

1-800/632-2301                  Wire the funds and         To make a same day
(or 1-650/312-2000              mail your signed           wire investment,
collect)                        application to             please call us by
                                Investor Services.         1:00 p.m. Pacific
                                Please include the         time and make sure
                                wire control number        your wire arrives by
                                or your new account        3:00 p.m.
                                number on the
                                application.

                                To make a same day
                                wire investment,
                                please call us by
                                1:00 p.m. Pacific
                                time and make sure
                                your wire arrives by
                                3:00 p.m.
----------------------------------------------------------------------------------
[Insert graphic of two          Call Shareholder           Call Shareholder
arrows pointing in              Services at the            Services at the
opposite directions]            number below, or send      number below or our
BY EXCHANGE                     signed written             automated TeleFACTS
                                instructions. The          system, or send
TeleFACTS(R)                    TeleFACTS system           signed written
1-800/247-1753                  cannot be used to          instructions.
(around-the-clock               open a new account.
access)                                                    (Please see page 24
                                (Please see page 24        for information on
                                for information on         exchanges.)
                                exchanges.)
---------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.


*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.


RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.


If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund, effective November 1, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or
(ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 29).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.


[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
------------------------------------------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------
[Insert graphic of hands shaking]   Contact your investment  representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed
BY MAIL                             share certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts may need to send additional documents.

                                    Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
-------------------------------------------------------------------------
[Insert graphic of phone]           As long as your transaction is for $100,000
BY PHONE                            or less, you do not hold share certificates
                                    and you have not changed your address by
1-800/632-2301                      phone within the last 15 days, you can sell
                                    your shares by phone.

                                    A check will be mailed to the name(s) and
                                    address on the account. Written
                                    instructions, with a signature guarantee,
                                    are required to send the check to another
                                    address or to make it payable to another
                                    person.
-------------------------------------------------------------------------------
[Insert graphic of three            You can call or write to have redemption
lightning bolts]                    proceeds sent to a bank account. See the
BY ELECTRONIC FUNDS TRANSFER        policies above for selling shares by mail
(ACH)                               or phone.

                                    Before requesting to have redemption
                                    proceeds sent to a bank account, please
                                    make sure we have your bank account
                                    information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                                    If we receive your request in proper form
                                    by 1:00 p.m. Pacific time, proceeds sent by
                                    ACH generally will be available withing two
                                    to three business days.
-------------------------------------------------------------------------------
[Insert graphic of two arrows       Obtain a current prospectus for the fund
pointing in opposite directions]    you are considering.
BY EXCHANGE
                                    Call Shareholder Services at the number
TeleFACTS(R)                        below or our automated TeleFACTS system, or
1-800/247-1753                      send signed written instructions. See the
(around-the-clock access)           policies above for selling shares by mail
                                    or phone.

                                    If you hold share certificates, you will
                                    need to return them to the Fund before your
                                    exchange can be processed.
---------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.


[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]



The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The Fund may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                                    CLASS A             CLASS B        CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                        ---                 3.00         2.00
Investment under $100,000             4.00                ---          ---
$100,000 but under $250,000           3.25                ---          ---
$250,000 but under $500,000           2.25                ---          ---
$500,000 but under $1 million         1.85                ---          ---
$1 million or more                    up to 0.75/1/       ---          ---
12B-1 FEE TO DEALER                   0.15                0.15/2/      0.65/3/

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A. 3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.


[Insert graphic of question mark] QUESTIONS
                                  -----------
If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                  HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------------
Shareholder Services          1-800/632-2301      5:30 a.m. to 5:00 p.m.
                                                  6:30 a.m. to 2:30 p.m. (Saturday)

Fund Information              1-800/DIAL BEN      5:30 a.m. to 5:00 p.m.
                              (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Services           1-800/527-2020      5:30 a.m. to 5:00 p.m.
Advisor Services              1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services        1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)        1-800/851-0637      5:30 a.m. to 5:00 p.m.

TeleFACTS(R)(automated)       1-800/247-1753      (around-the-clock access)



                                       32

FOR MORE INFORMATION


You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-1608                          105 P 10/00





Prospectus

FRANKLIN'S
AGE HIGH
INCOME FUND

Franklin High Income Trust

ADVISOR CLASS


INVESTMENT STRATEGY  Income

OCTOBER 1, 2000


[Insert Franklin Templeton Ben Head]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




CONTENTS


THE FUND


[Begin callout]

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2 Goals and Strategies

 4 Main Risks

 8 Performance

9 Fees and Expenses

10 Management

11 Distributions and Taxes

12 Financial Highlights

YOUR ACCOUNT


[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]


13 Qualified Investors

15 Buying Shares

17 Investor Services

20 Selling Shares

22 Account Policies

24 Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND

[End callout]

Back Cover

THE FUND


[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------

GOALS The Fund's principal investment goal is to earn a high level of income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund mainly invests in high yield, lower rated debt securities.

Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk.

[Begin callout]
The Fund invests mainly in high yield, lower rated debt securities.
[End callout]

A debt security represents an obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These include bonds, notes, and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero coupon bonds," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade. As of May 31, 2000, approximately 91.7% of the Fund's net assets were invested in lower rated and comparable unrated debt securities. Investment grade debt securities are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P(R)) and Moody's Investors Service (Moody's). The Fund may buy both rated and unrated debt securities including securities rated below B by Moody's or S&P. The Fund does not intend to buy unrated securities that are comparable to securities rated below B by Moody's or S&P.

The Fund's manager is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. As a "bottom-up" investor, the manager focuses primarily on individual securities. The manager also considers sectors when choosing investments. Because issuers of lower rated bonds tend to be heavily represented in particular sectors, the Fund, from time to time, may have significant positions in one or more sectors such as telecommunications.

In selecting securities for the Fund's investment portfolio, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. The manager considers a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

The Fund may invest in securities issued by companies and governments in any foreign country, developed or developing. Foreign securities held by the Fund generally will be denominated in U.S. dollars and traded on U.S. markets.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, commercial paper, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


[Insert graphic of chart with line going up and down]  MAIN RISKS


CREDIT An issuer of a debt security may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.


Such companies typically do not have the track record needed to receive an investment grade rating (including companies in relatively new industries such as the telecommunications sector), have borrowed to finance acquisitions or to expand their operations, are seeking to refinance their debt at lower rates, or have been downgraded due to financial difficulties.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. In addition, banks may tighten their credit standards, which may make it difficult for companies with weaker balance sheets to have access to capital to continue operations or refinance their outstanding debt. If an issuer defaults because it stops making interest and/or principal payments, payments on the securities may never resume because such securities are generally unsecured and are often subordinated to other creditors of the issuer. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality debt securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.


INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A debt security may be prepaid (called) before maturity. Debt securities are more likely to be called when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

ZERO COUPON BONDS Zero coupon bonds are especially sensitive to changes in interest rates, and their prices generally are more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield debt securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and increase volatility. In fact, short-term volatility and significant declines in these markets are not uncommon.

SECTOR FOCUS - TELECOMMUNICATIONS COMPANIES Because the Fund may from time to time have significant investments in one or a few sectors, it will have more risk than a fund that always maintains broad sector diversification. The telecommunications sector has historically been volatile due to the rapid pace of product change and development. The wireless telecommunications industry is in its early developmental stages, and is predominantly characterized by emerging, rapidly growing companies. The securities prices of companies operating within the telecommunications sector are potentially subject to abrupt or erratic movements. In addition, the activities of telecommunications companies fall under international, federal and state regulations. These companies may be adversely affected by changes in government regulations. Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefited, many companies may be adversely affected in the future.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                     --------------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1/,/2/

[Insert bar graph]


-14.45%  48.27%  16.64%  17.63%  -1.54%  18.67%  14.21%  12.21%  1.65%  0.61%
-------------------------------------------------------------------------------
  90      91      92       93      94      95      96      97     98     99
                                      YEAR

[Begin
callout]
BEST Quarter:
Q1 '91 20.38%

WORST QUARTER:
Q3 '90 -10.68%
[End
callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                               1 YEAR    5 YEARS     10 YEARS
                                              --------- ----------   ----------
AGE High Income Fund - Advisor Class/2/         0.61%      9.31%         10.34%
CS First Boston Global High Yield Index/3/      3.28%      9.08%         11.06%

1. As of June 30, 2000, the Fund's year-to-date return was -1.43%.

2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's Micropal. The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           ADVISOR CLASS
------------------------------------------------ -------------------------
Maximum sales charge (load) imposed on purchases             None





ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                        ADVISOR CLASS
-------------------------------------------------------------------------

Management fees                                          0.45%
Distribution and service (12b-1) fees                    None
Other expenses                                           0.15%
                                                      ------------------
Total annual Fund operating expenses                     0.60%
                                                      ==================




EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    1 YEAR           3 YEARS         5 YEARS         10 YEARS
---------------- ---------------- --------------- ---------------
      $61             $192             $335            $750




[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.


The team responsible for the Fund's management is:


R. MARTIN WISKEMANN, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Wiskemann has been a manager of the Fund since 1972 and has more than 30 years' experience in the securities industry.

CHRISTOPHER MOLUMPHY CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1988.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2000, the Fund paid 0.45% of its average monthly net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to pay a dividend at least monthly, on or about the 15th day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution, and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, the Fund's distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------
This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.



ADVISOR CLASS                                                   YEAR ENDED MAY 31,
--------------------------------------------------------- --------------- ------------------
                                                     2000       1999      1998     1997/1/
--------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                   2.69       2.98      2.90     2.90
                                                   -----------------------------------------
  Net investment income/2/                            .26        .27       .27      .12
  Net realized and unrealized gains (losses)         (.38)      (.29)      .08      .01
                                                   -----------------------------------------
Total from investment operations                     (.12)      (.02)      .35      .11
                                                   -----------------------------------------
Less distributions from net investment income        (.27)      (.27)     (.27)    (.11)
                                                   -----------------------------------------
Net asset value, end of year                         2.30       2.69      2.98     2.90
                                                   =========================================
Total return (%)/3/                                 (4.88)      (.61)    12.46     3.94

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                17,234     39,354    28,026    6,224
Ratios to average net assets: (%)
 Expenses                                             .60        .59       .58      .61/4/
 Net investment income                              10.29       9.52      9.17     9.25/4/
Portfolio turnover rate (%)                         18.79      27.55     29.69    20.01


1. For the period January 2, 1997 (effective date) to May 31, 1997.

2. Based on average shares outstanding effective year ended May 31, 2000.

3. Total return is not annualized.

4. Annualized.



YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] QUALIFIED INVESTORS
                                          -------------------

The following investors may qualify to buy Advisor Class shares of the Fund.


o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.


o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.


o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.


o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined ontribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.


o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of of determining whether it meets the $5 million minimum, as long as $1 million is an Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Fund's Advisor Class shares.


[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 17). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES

-----------------------------------------------------------------------------------
                                 OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------
[Insert graphic of              Contact your investment    Contact your investment
hands shaking] THROUGH          representative             representative
YOUR INVESTMENT
REPRESENTATIVE
-----------------------------------------------------------------------------------

[Insert graphic of              If you have another        Before requesting a
phone]                          Franklin Templeton         telephone purchase,
BY PHONE                        fund account with          please make sure we
(Up to $100,000                 your bank account          have your bank
per day)                        information on file,       account information
1-800/632-2301                  you may open a new         on file. If we do not
                                account by phone.          have this information,
                                                           you will need to send
                                To make a same day         written instructions with
                                investment, please         your bank's name and
                                call us by 1:00 p.m.       address, a voided
                                Pacific time or the        check or savings
                                close of the New York      account deposit slip,
                                Stock Exchange,            and a signature
                                whichever is earlier.      guarantee if the bank
                                                           and Fund accounts do
                                                           not have at least one
                                                           common owner.

                                                           To make a same day
                                                           investment, please
                                                           call us by 1:00 p.m.
                                                           Pacific time or the
                                                           close of the New York
                                                           Stock Exchange, whichever
                                                           is earlier.

------------------------------------------------------------------------------------
                                Make your check            Make your check
[Insert graphic of              payable to AGE             payable to AGE
envelope]                       High Income Fund.          High Income Fund
BY MAIL                                                    Include your account
                                Mail the check and         number on the check.
                                your signed
                                application to             Fill out the deposit
                                Investor Services.         slip from your
                                                           account statement. If
                                                           you do not have a
                                                           slip, include a note
                                                           with your name, the
                                                           Fund name, and your
                                                           account number.

                                                           Mail the check and
                                                           deposit slip or note
                                                           to Investor Services.
-------------------------------------------------------------------------------------
[Insert graphic of              Call to receive a          Call to receive a
three lightning bolts]          wire control number        wire control number
BY WIRE                         and wire instructions.     and wire instructions.

1-800/632-2301                  Wire the funds and         To make a same day
(or 1-650/312-2000              mail your signed           wire investment,
collect)                        application to             please call us by
                                Investor Services.         1:00 p.m. Pacific
                                Please include the         time and make sure
                                wire control number        your wire arrives by
                                or your new account        3:00 p.m.
                                number on the
                                application.

                                To make a same day
                                wire investment,
                                please call us by
                                1:00 p.m. Pacific
                                time and make sure
                                your wire arrives by
                                3:00 p.m.
----------------------------------------------------------------------------------
[Insert graphic of two          Call Shareholder           Call Shareholder
arrows pointing in              Services at the            Services at the
opposite directions]            number below, or send      number below or
BY EXCHANGE                     signed written             or send signed
                                instructions.              written instructions.
                                (Please see page 18        (Please see page 18
                                for information on         for information on
                                exchanges.)                exchanges.)
---------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



[Insert graphic of person with a headset] INVESTOR SERVICES
                                        ------------------------


AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.


For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.


As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.


EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund,you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.


Because excessive trading can hurt fund performance, operations and shareholders, the Fund, effective November 1, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or
(ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 23).


*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.


[Insert graphic of a certificate] SELLING SHARES
                                ----------------------

You can sell your shares at any time.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age
59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
------------------------------------------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------
[Insert graphic of hands shaking]   Contact your investment  representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed
BY MAIL                             share certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts may need to send additional documents.

                                    Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
-------------------------------------------------------------------------
[Insert graphic of phone]           As long as your transaction is for $100,000
BY PHONE                            or less, you do not hold share certificates
                                    and you have not changed your address by
1-800/632-2301                      phone within the last 15 days, you can sell
                                    your shares by phone.

                                    A check will be mailed to the name(s) and
                                    address on the account. Written
                                    instructions, with a signature guarantee,
                                    are required to send the check to another
                                    address or to make it payable to another
                                    person.
-------------------------------------------------------------------------------
[Insert graphic of three            You can call or write to have redemption
lightning bolts]                    proceeds sent to a bank account. See the
BY ELECTRONIC FUNDS TRANSFER        policies above for selling shares by mail
(ACH)                               or phone.



                                    Before requesting to have redemption
                                    proceeds sent to a bank account, please
                                    make sure we have your bank account
                                    information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.


                                    If we receive your request in proper form
                                    by 1:00 p.m. Pacific time, proceeds sent by
                                    ACH generally will be available withing two
                                    to three business days.
-------------------------------------------------------------------------------
[Insert graphic of two arrows       Obtain a current prospectus for the fund
pointing in opposite directions]    you are considering.
BY EXCHANGE
                                    Call Shareholder Services at the number
                                    below or send signed written instructions.
                                    See the policies above for selling shares by mail or phone.

                                    If you hold share certificates, you will
                                    need to return them to the Fund before your
                                    exchange can be processed.
---------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The Fund may modify or discontinue the exchange privilege on 60 days' notice.


o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS
                                 ----------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



                                                    HOURS (PACIFIC TIME,
DEPARTMENT NAME               TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
---------------------------------------------------------------- -------------------
Shareholder Services          1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                                   6:30 a.m. to 2:30 p.m. (Saturday)

Fund Information              1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                              (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Services           1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services              1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services        1-800/321-8563       6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)        1-800/851-0637       5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)       1-800/247-1753       (around-the-clock access)





FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R)(1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637

franklintempleton.com



You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-1608                          105 PA 10/00





FRANKLIN'S
AGE HIGH
INCOME FUND

FRANKLIN HIGH INCOME TRUST

CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION  P.O. BOX 997151, SACRAMENTO, CA 95899-9983


OCTOBER 1, 2000                      1-800/DIAL BEN(R)
-------------------------------------------------------------------------------
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended May 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).


CONTENTS

Goals, Strategies and Risks .....................     2
Officers and Trustees ...........................     9
Management and Other Services ...................    12
Portfolio Transactions ..........................    13
Distributions and Taxes .........................    14
Organization, Voting Rights
 and Principal Holders ..........................    15
Buying and Selling Shares .......................    16
Pricing Shares ..................................    22
The Underwriter .................................    23
Performance .....................................    24
Miscellaneous Information .......................    27
Description of Ratings ..........................    27


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT  INSURED BY THE FEDERAL DEPOSIT INSURANCE  CORPORATION, THE FEDERAL
  RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING  THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

105 SAI 10/00



GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by
(i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry.

2. Purchase securities, if the purchase would cause the Fund at that time to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. government).

3. Underwrite or engage in the agency distributions of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio.

4. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

5. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes.

6. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets.

7. Buy or sell real estate (other than interests in real estate investment trusts), commodities or commodity contracts.

8. Invest in the securities of another investment company, except securities acquired in connection with a merger, consolidation or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton funds provided (i) its purchases and redemptions of such money market Fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) aggregate investments by the Fund in any such money market Fund do not exceed (a) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (b) more than 3% of the outstanding shares of any such money market fund.

9. Invest in any company for the purpose of exercising control or management.

10. Purchase the securities of any company in which any officer, trustee, or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities and in which all of the officers, trustees, and directors of the Fund and its investment manager as a group, own more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

2. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets.

3. The Fund may not invest more than 5% of its total assets in companies that have a record of less than three years continuous operation, including predecessors.

4. The Fund will not invest more than 10% of its total assets, at the time of purchase, in defaulted debt securities.

5. The Fund may lend certain of its portfolio securities, provided such loans do not exceed 10% of the value of the Fund's total assets, measure at the time of the most recent loan.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, the Fund may invest in the following types of securities or engage in the following types of transactions:

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

The Fund may invest in debt securities on which the issuer is not currently making interest payments (defaulted debt securities). The Fund may buy defaulted debt securities if, in the opinion of the manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near future. These securities may be illiquid.

CALL There is a risk that a security will be prepaid (called) before its stated maturity date. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. Issuers of high yield securities often have the right to call their securities prior to maturity. If a security is called, the Fund may have to replace it with a lower yielding security.

HIGH YIELD SECURITIES Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993, depressed the prices of many of these securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value per share.

The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment. The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

PAY-IN-KIND SECURITIES Pay-in-kind securities pay interest by issuing more bonds. The Fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

RATINGS. The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see "Description of Ratings" for details.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio. In its analysis, the manager considers a variety of factors, including:

o the experience and managerial strength of the issuer;

o responsiveness to changes in interest rates and business conditions;

o debt maturity schedules and borrowing requirements;

o the issuer's changing financial condition and market recognition of the change; and

o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

ZERO-COUPON SECURITIES Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature.

EQUITY  SECURITIES  The Fund may invest in  dividend-paying  equity  securities.
Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants and rights. The Fund's equity investments generally will be limited to dividend-paying common or preferred stocks.

The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

DEVELOPING COUNTRIES Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

EURO On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over all member countries' monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

FOREIGN CURRENCY The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

FORWARD CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.

ILLIQUID SECURITIES Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it. The Fund's Board of Trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed. The Fund's Board of Trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

INTEREST RATE SWAPS The Fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

The Fund intends to participate in interest rate swaps with regard to obligations held in the Fund's portfolio. To the extent, however, the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation. Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

LOAN PARTICIPATIONS The Fund may acquire loan participations and other related direct or indirect bank debt obligations (Loan Participations), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Generally, Loan Participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan Participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While Loan Participations generally trade at par value, the Fund will be permitted to buy Loan Participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, Loan Participations may appreciate in value.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

OPTIONS ON SECURITIES Although it does not currently anticipate that it will do so, the Fund may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that the Fund actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time at a price agreed to at the time the option is sold, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, the Fund receives a cash premium which can be used in whatever way the Fund deems to be most beneficial. In writing covered call options, the Fund is subject to the risk that in the event of a price increase on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it may have to enter into a "closing purchase transaction" and pay a premium which may be higher or lower than the premium it received for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RESTRICTED SECURITIES A restricted security is one that has been purchased through a private offering and cannot be sold without prior registration under the 1933 Act, unless the sale is pursuant to an exemption under the 1933 Act. In recent years, the Fund's portfolio has included several issues of restricted securities.

Notwithstanding the restriction on the sale of restricted securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value per share, within the range of the bid and ask prices. If no quotations are available, the security will be valued at fair value in accordance with procedures adopted by the Board. The Fund may receive commitment fees when it buys restricted securities. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities with an aggregate value equal to the amount of its commitments until payment is made. The Fund will not buy restricted securities to generate commitment fees, although the receipt of fees will help the Fund achieve its principal objective of earning a high level of current income.

The Fund may receive consent fees in a variety of situations. For example, the Fund may receive consent fees if an issuer seeks to "call" a bond it has issued which does not contain a provision permitting the issuer to call the bond, or if the Fund's consent is required to facilitate a merger or other business combination transaction. Consent fees are received only occasionally, are privately negotiated, and may be in any amount. As is the case with commitment fees, the Fund will not buy securities with a view to generating consent fees, although the receipt of such fees is consistent with the Fund's principal investment objective.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TIMING OF THE FUND'S TRANSACTIONS Normally, the Fund will buy securities with the intention of holding them for the long term. It may on occasion, however, buy securities with the expectation of selling them within a short period of time. The Fund may make changes in particular portfolio holdings whenever it determines that a security is no longer suitable for the Fund's portfolio or that another security appears to offer a relatively greater opportunity, and will make such changes without regard to the length of time a security has been held.

TRADE CLAIMS The Fund may invest a portion of its assets in trade claims purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the U.S. Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. Because of the nature and risk of trade claims, the Fund will limit its investment in these instruments to 5% of its net assets at the time of purchase.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------
Franklin High Income Trust (Trust) has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

*Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Robert F. Carlson (72)
2120 Lambeth Way, Carmichael, CA 95608
TRUSTEE

Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of 11 of the investment companies in Franklin Templeton Investments; and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

*R. Martin Wiskemann (73)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Executive Vice President, and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Director, ILA Financial Services, Inc. (until 1998).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and
Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd.,  San Mateo,  CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners  Island Blvd., San Mateo, CA 94404
VICE  PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (63)
777 Mariners Island Blvd.,  San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley H. Monasterio (36)
777 Mariners Island Blvd.,  San Mateo,  CA 94404
TREASURER AND PRINCIPAL  ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners  Island Blvd.,  San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

The Trust pays noninterested board members $850 per month plus $810 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                NUMBER OF
                                        TOTAL FEES              BOARDS IN
                        TOTAL FEES      RECEIVED FROM            FRANKLIN
                        RECEIVED        FRANKLIN                TEMPLETON
                        FROM THE        TEMPLETON               INVESTMENTS
                        TRUST/1/        INVESTMENTS/2/             ON WHICH
NAME                     ($)                 ($)                EACH SERVES/3/
------------------------------------------------------------------------------
Frank H. Abbott, III    14,649           156,060                  28
Robert F. Carlson       19,110            89,690                  11
S. Joseph Fortunato     14,173           363,238                  49
Frank W.T. LaHaye       13,839           156,060                  28

1. For the fiscal year ended May 31, 2000.

2. For the calendar year ended December 31, 1999.

3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o 9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:

                                        MANAGEMENT
                                       FEES PAID ($)
-----------------------------------------------------
2000                                    15,209,681
1999                                    16,672,024
1998                                    15,055,199

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:

                                      ADMINISTRATION
                                       FEES PAID ($)
-------------------------------------------------------
2000                                     3,090,442
1999                                     3,304,935
1998                                     3,236,064

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:

                                        BROKERAGE
                                      COMMISSIONS ($)
--------------------------------------------------------
2000                                      95,133
1999                                       7,524
1998                                          0

For the fiscal year ended May 31, 2000, the Fund paid brokerage commissions of $20,146,233 from aggregate portfolio transactions of $10,271,159,904 to brokers who provided research services.

As  of  May  31,  2000,   the  Fund  did  not  own  securities  of  its  regular
broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from the Fund's sale of securities held for more than five years may be subject to a reduced tax rate.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be taxable to you as ordinary income, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). The Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes. Redemption of Fund shares Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your Fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the Fund, and then reinvest the sales proceeds in the Fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that only a small percentage of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by the Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified series of Franklin High Income Trust, an open-end management investment company, commonly called a mutual fund. It was incorporated in Colorado in January 1968 under the sponsorship of the Assembly of Governmental Employees, reorganized as a Delaware business trust in the present form on October 1, 1996, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund began offering Class B shares on January 1, 1999. The Fund may offer additional classes of shares in the future. The full title of each class is:

o AGE High Income Fund - Class A
o AGE High Income Fund - Class B
o AGE High Income Fund - Class C
o AGE High Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of September 1, 2000, the principal shareholders of the Fund, beneficial or of record, were:

                                                                PERCENTAGE
NAME AND ADDRESS                        SHARE CLASS                 (%)
-------------------------------------------------------------------------------
Andrew R. Johnson
PO Box 370100
Las Vegas, NV 89137-0100                Advisor                   26.997

Richard C. Stoker
Richard C. Stoker LIV TR
DTD 8/27/90
2930 N Atlantic Blvd.
Fort Lauderdale, FL 33308               Advisor                   11.155

FTB&T for ValuSelect
Franklin Resources PSP
Attn: Trading
PO Box 2438
Rancho Cordova, CA 95741-2438           Advisor                   11.063


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the Fund.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of September 1, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class.
The  board  members  may  own  shares  in  other  funds  in  Franklin  Templeton
Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B. The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.


If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.


GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,


o Has a purpose other than buying Fund shares at a discount,


o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,


o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.


o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.


If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.


o Distributions from an existing retirement plan invested in Franklin Templeton funds


WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:


o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies


o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer


o Accounts managed by Franklin Templeton Investments


o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Group annuity separate accounts offered to retirement plans

o  Chilean   retirement  plans  that  meet  the  requirements   described  under
"Retirement plans" below

o Members of the Assembly of Governmental Employees (AGE)

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.


RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:


SIZE OF PURCHASE - U.S. DOLLARS      SALES CHARGE (%)
---------------------------------------------------------
Under $30,000                               3.0
$30,000 but less than $100,000              2.0
$100,000 but less than $400,000             1.0
$400,000 or more                              0


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN          THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM               YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------------
1 Year                                                  4
2 Years                                                 4
3 Years                                                 3
4 Years                                                 3
5 Years                                                 2
6 Years                                                 1
7 Years                                                 0


CDSC waivers. The CDSC for any share class generally will be waived for:

o Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
(ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase


o Redemptions by the Fund when an account falls below the minimum required account size o Redemptions following the death of the shareholder or beneficial owner


o Redemptions  through a systematic  withdrawal  plan set up before  February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class
B)


o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.


SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.


Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC. Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.


In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.


Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.


PRICING SHARES
-------------------------------------------------------------------------------
When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31:

                                                        AMOUNT
                                                        RECEIVED IN
                                                        CONNECTION
                                                        WITH
                        TOTAL           AMOUNT          REDEMPTIONS
                     COMMISSIONS        RETAINED BY     AND
                      RECEIVED          DISTRIBUTORS    REPURCHASES
                         ($)                ($)            ($)
-----------------------------------------------------------------------------
2000                  7,391,718         421,646         519,135
1999                 14,965,326         918,814         409,040
1998                 19,440,869         974,528         62,723

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.15% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended May 31, 2000, the amounts paid by the Fund pursuant to the plan were:

                                                ($)
-------------------------------------------------------------------------------
Advertising                                     170,375
Printing and mailing prospectuses
 other than to current shareholders              74,062
Payments to underwriters                         67,721
Payments to broker-dealers                    3,338,798
Other                                           265,214
                                             ------------
Total                                         3,916,170
                                             ============

THE CLASS B AND C PLANS. The Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Franklin Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2000, were:

                                                 ($)
-------------------------------------------------------------------------------
Advertising                                     4,953
Printing and mailing prospectuses
 other than to current shareholders               439
Payments to underwriters                        4,543
Payments to broker-dealers                    305,671
Other                                           7,796
                                             ----------
Total                                         323,402
                                             ==========

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2000, were:

                                                  ($)
-------------------------------------------------------------------------------
Advertising                                     70,024
Printing and mailing prospectuses
 other than to current shareholders             18,796
Payments to underwriters                        30,661
Payments to broker-dealers                   2,695,922
Other                                           85,801
                                            ------------
Total                                        2,901,204
                                            ============


THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.


PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended May 31, 2000, were:

                       1 YEAR      5 YEARS    10 YEARS
                         (%)         (%)         (%)
------------------------------------------------------------------------------
Class A                 -9.06       5.10        9.59

                                                SINCE
                                              INCEPTION
                                   1 YEAR     (1/1/99)
                                     (%)         (%)
------------------------------------------------------------------------------
Class B                             -8.91       -5.44

                                                SINCE
                                              INCEPTION
                       1 YEAR      5 YEARS    (5/16/95)
                         (%)         (%)         (%)
------------------------------------------------------------------------------
Class C                 -7.35       5.25        5.28


The following SEC formula was used to calculate these figures:

                                        n
                                  P(1+T)  = ERV
where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2000, were:

                       1 YEAR      5 YEARS    10 YEARS
                         (%)         (%)         (%)
------------------------------------------------------------------------------
Class A                 -9.06       28.26      149.90

                                                SINCE
                                              INCEPTION
                                   1 YEAR     (1/1/99)
                                     (%)         (%)
------------------------------------------------------------------------------
Class B                             -8.91       -7.61

                                                SINCE
                                             INCEPTION
                       1 YEAR      5 YEARS   (5/16/95)
                         (%)         (%)         (%)
------------------------------------------------------------------------------
Class C                 -7.35       29.18       29.64

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended May 31, 2000, were:

                       CLASS A     CLASS B     CLASS C
                         (%)         (%)         (%)
------------------------------------------------------------------------------
                        11.73       11.69       11.58


The following SEC formula was used to calculate these figures:

                                               6
                           Yield = 2 [(a-b + 1)  - 1]
                                      ----
                                       cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended May 31, 2000, were:

                       CLASS A     CLASS B    CLASS C
                         (%)         (%)         (%)
------------------------------------------------------------------------------
                        11.00       10.90       10.76

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds

o Financial  publications:  The Wall Street Journal, and Business Week, Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.


DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)


INVESTMENT GRADE


Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


BELOW INVESTMENT GRADE


Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings. C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE


AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BELOW INVESTMENT GRADE


BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/ or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

short-term debt & commercial paper ratings

moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

 A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



FRANKLIN'S
AGE HIGH
INCOME FUND

FRANKLIN HIGH INCOME TRUST

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION   P.O. BOX 997151, SACRAMENTO, CA95899-9983


OCTOBER 1, 2000                        1-800/DIAL BEN(R)
-------------------------------------------------------------------------------
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended May 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks......................     2
Officers and Trustees............................     9
Management and Other Services....................    12
Portfolio Transactions...........................    13
Distributions and Taxes..........................    14
Organization, Voting Rights
 and Principal Holders...........................    15
Buying and Selling Shares........................    16
Pricing Shares...................................    18
The Underwriter..................................    19
Performance......................................    19
Miscellaneous Information........................    21
Description of Ratings...........................    22


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

105 SAIA 10/00


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by
(i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry.

2. Purchase securities, if the purchase would cause the Fund at that time to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. government).

3. Underwrite or engage in the agency distributions of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio.

4. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

5. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes.

6. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets.

7. Buy or sell real estate (other than interests in real estate investment trusts), commodities or commodity contracts.

8. Invest in the securities of another investment company, except securities acquired in connection with a merger, consolidation or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton funds provided (i) its purchases and redemptions of such money market Fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) aggregate investments by the Fund in any such money market Fund do not exceed (a) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (b) more than 3% of the outstanding shares of any such money market fund.

9. Invest in any company for the purpose of exercising control or management.

10. Purchase the securities of any company in which any officer, trustee, or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities and in which all of the officers, trustees, and directors of the Fund and its investment manager as a group, own more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

2. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets.

3. The Fund may not invest more than 5% of its total assets in companies that have a record of less than three years continuous operation, including predecessors.

4. The Fund will not invest more than 10% of its total assets, at the time of purchase, in defaulted debt securities.

5. The Fund may lend certain of its portfolio securities, provided such loans do not exceed 10% of the value of the Fund's total assets, measure at the time of the most recent loan.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, the Fund may invest in the following types of securities or engage in the following types of transactions:

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

The Fund may invest in debt securities on which the issuer is not currently making interest payments (defaulted debt securities). The Fund may buy defaulted debt securities if, in the opinion of the manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near future. These securities may be illiquid.

CALL There is a risk that a security will be prepaid (called) before its stated maturity date. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. Issuers of high yield securities often have the right to call their securities prior to maturity. If a security is called, the Fund may have to replace it with a lower yielding security.

HIGH YIELD SECURITIES Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993, depressed the prices of many of these securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value per share.

The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment. The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

PAY-IN-KIND SECURITIES Pay-in-kind securities pay interest by issuing more bonds. The Fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

RATINGS. The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see "Description of Ratings" for details.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio. In its analysis, the manager considers a variety of factors, including:

o the experience and managerial strength of the issuer;

o responsiveness to changes in interest rates and business conditions;

o debt maturity schedules and borrowing requirements;

o the issuer's changing financial condition and market recognition of the change; and

o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

ZERO-COUPON SECURITIES Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature.

EQUITY  SECURITIES  The Fund may invest in  dividend-paying  equity  securities.
Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants and rights. The Fund's equity investments generally will be limited to dividend-paying common or preferred stocks.

The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

DEVELOPING COUNTRIES Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

EURO On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over all member countries' monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

FOREIGN CURRENCY The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

FORWARD CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.

ILLIQUID SECURITIES Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it. The Fund's Board of Trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed. The Fund's Board of Trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

INTEREST RATE SWAPS The Fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

The Fund intends to participate in interest rate swaps with regard to obligations held in the Fund's portfolio. To the extent, however, the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation. Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

LOAN PARTICIPATIONS The Fund may acquire loan participations and other related direct or indirect bank debt obligations (Loan Participations), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Generally, Loan Participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan Participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While Loan Participations generally trade at par value, the Fund will be permitted to buy Loan Participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, Loan Participations may appreciate in value.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

OPTIONS ON SECURITIES Although it does not currently anticipate that it will do so, the Fund may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that the Fund actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time at a price agreed to at the time the option is sold, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, the Fund receives a cash premium which can be used in whatever way the Fund deems to be most beneficial. In writing covered call options, the Fund is subject to the risk that in the event of a price increase on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it may have to enter into a "closing purchase transaction" and pay a premium which may be higher or lower than the premium it received for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RESTRICTED SECURITIES A restricted security is one that has been purchased through a private offering and cannot be sold without prior registration under the 1933 Act, unless the sale is pursuant to an exemption under the 1933 Act. In recent years, the Fund's portfolio has included several issues of restricted securities.

Notwithstanding the restriction on the sale of restricted securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value per share, within the range of the bid and ask prices. If no quotations are available, the security will be valued at fair value in accordance with procedures adopted by the Board. The Fund may receive commitment fees when it buys restricted securities. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities with an aggregate value equal to the amount of its commitments until payment is made. The Fund will not buy restricted securities to generate commitment fees, although the receipt of fees will help the Fund achieve its principal objective of earning a high level of current income.

The Fund may receive consent fees in a variety of situations. For example, the Fund may receive consent fees if an issuer seeks to "call" a bond it has issued which does not contain a provision permitting the issuer to call the bond, or if the Fund's consent is required to facilitate a merger or other business combination transaction. Consent fees are received only occasionally, are privately negotiated, and may be in any amount. As is the case with commitment fees, the Fund will not buy securities with a view to generating consent fees, although the receipt of such fees is consistent with the Fund's principal investment objective.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TIMING OF THE FUND'S TRANSACTIONS Normally, the Fund will buy securities with the intention of holding them for the long term. It may on occasion, however, buy securities with the expectation of selling them within a short period of time. The Fund may make changes in particular portfolio holdings whenever it determines that a security is no longer suitable for the Fund's portfolio or that another security appears to offer a relatively greater opportunity, and will make such changes without regard to the length of time a security has been held.

TRADE CLAIMS The Fund may invest a portion of its assets in trade claims purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the U.S. Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. Because of the nature and risk of trade claims, the Fund will limit its investment in these instruments to 5% of its net assets at the time of purchase.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------
Franklin High Income Trust (Trust) has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

*Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Robert F. Carlson (72)
2120 Lambeth Way, Carmichael, CA 95608
TRUSTEE

Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of 11 of the investment companies in Franklin Templeton Investments; and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

*R. Martin Wiskemann (73)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Executive Vice President, and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Director, ILA Financial Services, Inc. (until 1998).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and
Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd.,  San Mateo,  CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners  Island Blvd., San Mateo, CA 94404
VICE  PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (63)
777 Mariners Island Blvd.,  San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley H. Monasterio (36)
777 Mariners Island Blvd.,  San Mateo,  CA 94404
TREASURER AND PRINCIPAL  ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners  Island Blvd.,  San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

The Trust pays noninterested board members $850 per month plus $810 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                NUMBER OF
                                        TOTAL FEES              BOARDS IN
                        TOTAL FEES      RECEIVED FROM            FRANKLIN
                        RECEIVED        FRANKLIN                TEMPLETON
                        FROM THE        TEMPLETON               INVESTMENTS
                        TRUST/1/        INVESTMENTS/2/             ON WHICH
NAME                     ($)                 ($)                EACH SERVES/3/
------------------------------------------------------------------------------
Frank H. Abbott, III    14,649           156,060                  28
Robert F. Carlson       19,110            89,690                  11
S. Joseph Fortunato     14,173           363,238                  49
Frank W.T. LaHaye       13,839           156,060                  28

1. For the fiscal year ended May 31, 2000.

2. For the calendar year ended December 31, 1999.

3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o 9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:

                                        MANAGEMENT
                                       FEES PAID ($)
-----------------------------------------------------
2000                                    15,209,681
1999                                    16,672,024
1998                                    15,055,199

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:

                                      ADMINISTRATION
                                       FEES PAID ($)
-------------------------------------------------------
2000                                     3,090,442
1999                                     3,304,935
1998                                     3,236,064

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:

                                        BROKERAGE
                                      COMMISSIONS ($)
--------------------------------------------------------
2000                                      95,133
1999                                       7,524
1998                                          0

For the fiscal year ended May 31, 2000, the Fund paid brokerage commissions of $20,146,233 from aggregate portfolio transactions of $10,271,159,904 to brokers who provided research services.

As  of  May  31,  2000,   the  Fund  did  not  own  securities  of  its  regular
broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from the Fund's sale of securities held for more than five years may be subject to a reduced tax rate.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be taxable to you as ordinary income, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). The Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes. Redemption of Fund shares Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your Fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that only a small percentage of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by the Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified series of Franklin High Income Trust, an open-end management investment company, commonly called a mutual fund. It was incorporated in Colorado in January 1968 under the sponsorship of the Assembly of Governmental Employees, reorganized as a Delaware business trust in the present form on October 1, 1996, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund began offering Class B shares on January 1, 1999. The Fund may offer additional classes of shares in the future. The full title of each class is:

o AGE High Income Fund - Class A
o AGE High Income Fund - Class B
o AGE High Income Fund - Class C
o AGE High Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of September 1, 2000, the principal shareholders of the Fund, beneficial or of record, were:

                                                                PERCENTAGE
NAME AND ADDRESS                        SHARE CLASS                 (%)
-------------------------------------------------------------------------------
Andrew R. Johnson
PO Box 370100
Las Vegas, NV 89137-0100                Advisor                   26.997

Richard C. Stoker
Richard C. Stoker LIV TR
DTD 8/27/90
2930 N Atlantic Blvd.
Fort Lauderdale, FL 33308               Advisor                   11.155

FTB&T for ValuSelect
Franklin Resources PSP
Attn: Trading
PO Box 2438
Rancho Cordova, CA 95741-2438           Advisor                   11.063


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the Fund.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of September 1, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class.
The  board  members  may  own  shares  in  other  funds  in  Franklin  Templeton
Investments.


BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o Was formed at least six months ago,


o Has a purpose other than buying Fund shares at a discount,


o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,


o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


DEALER  COMPENSATION  Distributors  and/or its affiliates may provide  financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firms' policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.


SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.


Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions. Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.


In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.


Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.


PRICING SHARES
------------------------------------------------------------------------------


When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------
Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 1, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the Fund's Class A shares. For periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns for the indicated periods ended May 31, 2000, were:

                      1 YEAR     5 YEARS     10 YEARS
                         (%)         (%)         (%)
---------------------------------------------------------
Advisor Class           -4.88       6.16        10.14


The following SEC formula was used to calculate these figures:

                                        n
                                  P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2000, were:

                       1 YEAR     5 YEARS     10 YEARS
                         (%)         (%)         (%)
-----------------------------------------------------------
Advisor Class           -4.88       34.84      162.77

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended May 31, 2000, was:

                                              YIELD (%)
-----------------------------------------------------------
Advisor Class                                   12.43


The following SEC formula was used to calculate this figure:

                                               6
                           Yield = 2 [(a-b + 1)  - 1]
                                      ----
                                       cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the net asset value per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended May 31, 2000, was:

                                       DISTRIBUTION
                                         RATE (%)
-------------------------------------------------------
Advisor Class                              11.58

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o  Standard  &  Poor's(R)  500  Stock  Index  or  its  component   indices  -  a
capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial  publications:  The Wall Street Journal, and Business Week, Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation. o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.


DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)


INVESTMENT GRADE


Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


BELOW INVESTMENT GRADE


Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE


AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BELOW INVESTMENT GRADE


BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.


S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.







                          FRANKLIN HIGH INCOME TRUST
                               FILE NOS. 2-30203
                                   811-1608

                                   FORM N-1A

                                    PART C
                               OTHER INFORMATION

ITEM 23.   EXHIBITS

      The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i)  Agreement and Declaration of Trust dated May 14, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           (ii) Certificate of Amendment of Agreement and Declaration of Trust of Age High Income Fund dated July 15, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

          (iii) Certificate of Trust of Age High Income Fund dated May 14, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           (iv) Certificate of Amendment to the Certificate of Trust of Age High Income Fund dated July 15, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

      (b)  By-Laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: August 2, 1996

      (c)  Instruments Defining Rights of Securities Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated September 13, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated September 13, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers
                Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  December 23, 1998

          (iii) Amendment of Amended and Restated Distribution Agreement dated January 12, 1999
                Filing: Post-Effective Amendment No. 41 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 23, 1999

      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

          (iii) Amendment dated May 7, 1997, to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 39 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 21, 1998

           (iv) Amendment dated February 27, 1998, to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 39 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 21, 1998

           (v) Amendment dated August 30, 2000 to Exhibit A of the Master Custody Agreement

           (vi) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated February 27, 1998
                Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  December 23, 1998

           (vii)Amendment dated August 30, 2000 to Schedule 1 of the Foreign Custody Manager Agreement dated February 27, 1998

      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated April 30, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services Inc.
                Filing: Post-Effective Amendment No. 39 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 21, 1998

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated July 14, 1998
                Filing: Post-Effective Amendment No. 39 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 21, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Auditors

      (k)  Omitted Financial Statements

      (l)  Initial Capital Agreements

           Not Applicable

      (m)  Rule 12b-1 Plan

           (i) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated September 13, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           (ii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated September 13, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           iii) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                Filing: Post-Effective Amendment No. 41 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 23, 1999

      (n)  Rule 18f-3 Plan

           (i)  Multiple Class Plan dated March 19, 1998
                Filing: Post-Effective Amendment No. 41 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 23, 1999

      (p)  Code of Ethics

      (q)  Power of Attorney dated June 13, 2000

           (i)  Power of Attorney

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None

ITEM 25.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Growth and Income Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Gold and Precious Metals Fund
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B

ITEM 30.   UNDERTAKINGS

      Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certified that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of September, 2000.


                                    FRANKLIN HIGH INCOME TRUST
                                    (Registrant)

                                    By  /s/ David P. Goss
                                       David P. Goss
                                       Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*             Trustee and Principal
Rupert H. Johnson, Jr.              Executive Officer
                                    Dated:  September 29, 2000

Martin L. Flanagan*                 Principal Financial Officer
Martin L. Flanagan                  Dated:  September 29, 2000

Kimberly H. Monasterio*             Principal Accounting Officer
Kimberly H. Monasterio              Dated:  September 29, 2000

Frank H. Abbott, III*               Trustee
Frank H. Abbott, III                Dated:  September 29, 2000

Harmon E. Burns*                    Trustee
Harmon E. Burns                     Dated:  September 29, 2000

Robert F. Carlson*                  Trustee
Robert F. Carlson                   Dated:  September 29, 2000

S. Joseph Fortunato*                Trustee
S. Joseph Fortunato                 Dated:  September 29, 2000

Frank W. T. LaHaye*                 Trustee
Frank W. T. LaHaye                  Dated:  September 29, 2000

R. Martin Wiskemann*                Trustee
R. Martin Wiskemann                 Dated:  September 29, 2000

*By /s/ David P. Goss
    ----------------------------------------------
    David P. Goss, Attorney-in-Fact
    (pursuant to Power of Attorney filed herewith)

                          FRANKLIN HIGH INCOME TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

                                                        PAGE NO. IN
                                                        SEQUENTIAL
                                                        NUMBERING
EXHIBIT NO.            DESCRIPTION                      SYSTEM
-----------            -----------                      ------

EX-99.(a)(i)           Agreement and Declaration of     *
                       Trust dated May 14, 1996

EX-99.(a)(ii)          Certificate of Amendment of      *
                       Agreement and Declaration of
                       Trust of Age High Income Fund
                       dated July 15, 1996

EX-99.(a)(iii)         Certificate of Trust of Age      *
                       High Income Fund dated May
                       14, 1996

EX-99.(a)(iv)          Certificate of Amendment to      *
                       the Certificate of Trust of
                       Age High Income Fund dated
                       July 15, 1996

EX-99.(b)(i)           By-Laws                          *

EX-99.(d)(i)           Management Agreement between     *
                       Registrant and Franklin
                       Advisers, Inc. dated
                       September 13, 1996

EX-99.(e)(i)           Amended and Restated             *
                       Distribution Agreement
                       between Registrant and
                       Franklin/Templeton
                       Distributors, Inc. dated
                       September 13, 1996

EX-99.(e)(ii)          Forms of Dealer Agreements       *
                       between Franklin/Templeton
                       Distributors, Inc. and
                       Securities Dealers

EX-99.(e)(iii)         Amendment of Amended and         *
                       Restated Distribution
                       Agreement dated January 12,
                       1999

EX-99.(g)(i)           Master Custody Agreement         *
                       between Registrant and Bank
                       of New York dated February
                       16, 1996

EX-99.(g)(ii)          Terminal Link Agreement          *
                       between Registrant and Bank
                       of New York dated February
                       16, 1996

EX-99.(g)(iii)         Amendment dated May 7, 1997,     *
                       to the Master Custody
                       Agreement between Registrant
                       and Bank of New York dated
                       February 16, 1996

EX-99.(g)(iv)          Amendment dated February 27,     *
                       1998, to Exhibit A of the
                       Master Custody Agreement
                       between Registrant and Bank
                       of New York dated February
                       16, 1996

EX-99.(g)(v)           Amendment dated August 30,        Attached
                       2000 to Exhibit A of
                       the Master Custody Agreement
                       between Registrant and Bank
                       of New York dated February
                       16, 1996

EX-99.(g)(vi)          Foreign Custody Manager          *
                       Agreement between the
                       Registrant and The Bank of
                       New York dated February 27,
                       1998

EX-99.(g)(vii)         Amendment dated August 30,        Attached
                       2000 to Schedule 1 of the
                       Foreign Custody Manager
                       Agreement dated February 27,
                       1998

EX-99.(h)(i)           Subcontract for Fund             *
                       Administrative Services dated
                       October 1, 1996 and Amendment
                       thereto dated April 30, 1998
                       between Franklin Advisers,
                       Inc. and Franklin Templeton
                       Services Inc.

EX-99.(i)(i)           Opinion and Consent of           *
                       Counsel dated July 14, 1998

EX-99.(j)(i)           Consent of Independent           Attached
                       Auditors

EX-99.(m)(i)           Class I Distribution Plan        *
                       pursuant to Rule 12b-1
                       between Registrant and
                       Franklin/Templeton
                       Distributors, Inc. dated
                       September 13, 1996

EX-99.(m)(ii)          Class II Distribution Plan       *
                       pursuant to Rule 12b-1
                       between Registrant and
                       Franklin/Templeton
                       Distributors, Inc. dated
                       September 13, 1996

EX-99.(m)(iii)         Class B Distribution Plan        *
                       pursuant to Rule 12b-1
                       between Registrant and
                       Franklin/Templeton
                       Distributors, Inc. dated
                       October 16, 1998

EX-99.(n)(i)           Multiple Class Plan dated        *
                       March 19, 1998

EX-99.(p)              Code of Ethics                   Attached

EX-99.(q)(i)           Power of Attorney dated June     Attached
                       13, 2000

* Incorporated by Reference